Earnings Per Share (Unaudited) (Tables)	3 Months Ended
Mar. 31, 2016
Earnings Per Share [Abstract]
Reconciliation of net income and weighted-average shares of common stock outstanding
A reconciliation of net (loss) income and weighted-average shares of common stock outstanding for purposes of calculating basic and diluted net (loss) income per share follows (in millions, except per share amounts):

	Three Months Ended
	March 31,
	2016		2015
Net loss from continuing operations	$(4,097)		$(2,447)
Net income from continuing operations attributable to noncontrolling interests	(62)		(32)
Preferred dividends attributable to redeemable noncontrolling interest	(11)		(10)
Undistributed earnings allocated to participating securities	(3)		(3)
Net loss from continuing operations attributable to common stockholders	$(4,173)		$(2,492)

Net (loss) income from discontinued operations	$(4)		$41
Net income from discontinued operations attributable to noncontrolling interests	(10)		(26)
Net (loss) income from discontinued operations attributable to common stockholders	$(14)		$15

Net loss attributable to common stockholders	$(4,187)		$(2,477)

Basic weighted-average shares of common stock outstanding	1,251		1,040
Add shares issuable upon exercise or vesting of dilutive stock options and RSUs	—	[a]	—	[a]
Diluted weighted-average shares of common stock outstanding	1,251		1,040

Basic and diluted net (loss) income per share attributable to common stockholders:
Continuing operations	$(3.34)		$(2.40)
Discontinued operations	(0.01)		0.02
	$(3.35)		$(2.38)

a.
Excludes approximately 10 million shares of common stock for first-quarter 2016 and 14 million for first-quarter 2015 associated with outstanding stock options with exercise prices less than the average market price of FCX's common stock and RSUs that were anti-dilutive.